UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2014

Gepco, Ltd.

(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9025Carlton Hills Blvd Ste. B

Santee, CA 92071

(Address of principal executive offices)

909-708-4303

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

(a)	Previous independent auditor

On March 3, 2014, we dismissed M&K CPAS, PLLC (“M&K”) as our independent auditor.  This dismissal of M&K was approved by our board of directors (we do not have an audit committee).

M&K's reports on our consolidated financial statements for each of our fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each of such reports contained a going concern qualification.

In connection with the audits of our financial statements for the years ended December 31, 2011 and December 31, 2012 and the subsequent interim period through March 3, 2014, the date of dismissal of M&K: (i) there were no disagreements between our company and M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in connection with its report.

We provided M&K with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission.  We requested that M&K furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to M&K. Their letter is attached to this filing as Exhibit 16.

(b)	New independent auditor

On February 24, 2014 we engaged De Joya Griffith & Company, LLC (“De Joya Griffith”) to serve as our independent auditors for the fiscal years ending December 31, 2013 and December 31, 2014. The engagement of De Joya Griffith was ratified by our board of directors on March 3, 2014.

For the years ended December 31, 2012 and December 31, 2013 and the subsequent interim period through February 24, 2014 neither we nor anyone acting on our behalf consulted De Joya Griffith regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements , and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits.

(a)	Letter from M&K CPAs LLC hereto attached as Exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gepco Ltd.

Dated: March 12, 2014	By:	/s/ Trisha Malone
Chief Financial Officer

2